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                       Securities and Exchange Commission
                             Washington, D.C. 20549
                          _____________________________



                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 2003


                            URANIUM STRATEGIES, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                  0-53186                98-0335555
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 (State or other jurisdiction   (Commission File No.)  (IRS Employer
      of Jurisdiction)                                 Identification Number)



    1070 Commerce Drive, Building II
              Suite 303
          Perrysburg, Ohio                                        43551
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    (Address of principal executive offices)                  (Postal Code)


        Registrant's telephone number, including area code:(419) 873-1111




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Amendment No. 1

This amendment is being made to permit the filing of the Exhibit 16.1

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Item 4. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

        (i) On November 14, 2003, the Registrant dismissed Anderson, Anderson & Strong, from it position as Uranium Strategies' independent accountants.

       (ii) The audit report of Anderson, Anderson & Strong, on Uranium Strategies' financial statements for the year ended December
            31, 2002 and 2001 contained a modification expressing substantial doubt as to Uranium Strategies' ability to continue as a going concern. Those audit reports contained not other adverse opinion, disclaimer of opinion or modification of the opinion.

      (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on November 14, 2003.

       (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through November 14, 2003, there have been no disagreements with Anderson, Anderson & Strong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Anderson, Anderson & Strong would have caused them to make reference thereto in their report on the financial statements.

        (v) During the two most recent fiscal years and through November 14, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

       (vi) The Registrant requested that Anderson, Anderson & Strong furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

     (b)    New independent accountants

            On November 14, 2003, the Registrant engaged Rosenberg, Rich, Baker, Berman & Company, Bridgewater, New Jersey as its independent accountants to audit its financial statements for the year ended December 31, 2003. During the two most recent fiscal years and through November 14, 2003, the Registrant has not consulted with Rosenberg, Rich, Baker, Berman & Company regarding
            (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or
            (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statement and Exhibits

        (c) Exhibits:

            16.1     Letter from Anderson, Anderson & Strong





                                  SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       URANIUM STRATEGIES, INC.


                                       /s/ John R. Ayling
                                       -------------------------
                                       Name: John R. Ayling
                                       Title:   President


Date: December 19, 2003

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                                                           EXHIBIT 16.1

SELLERS & ANDERSON, L.L.C.
941 East 3300 South, Suite 202
Salt lake City, Utah 84106
Telephone 801 486-0096
Fax 801 486-0098

December 14, 2003

United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

To Whom It May Concern:

We have read Item 4 of Form 8-K dated December 14, 2003, of Uranium Strategies, Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.

Very truly yours,

/s/ Sellers & Anderson, L.L.C.
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Sellers & Anderson, L.L.C.